                        FIRST AMENDMENT TO
                    REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") made this ---- day of March, 1998 by and among
STORAGE TRUST PROPERTIES, L. P., a Delaware limited partnership
 ("Borrower"), STORAGE TRUST REALTY, a Maryland real estate investment trust ("Storage Trust Guarantor"), the undersigned Additional Guarantors (collectively the "Additional Guarantors"; Storage Trust Guarantor and the Additional Guarantors are sometimes hereinafter referred to collectively as the "Guarantors"), BANKBOSTON, N.A., individually ("BankBoston"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BOA; BankBoston and BOA are hereinafter referred to collectively as the "Banks"), and BANKBOSTON, N.A., as Agent (the "Agent").

                     W I T N E S S E T H:

     WHEREAS, Borrower, Agent and the Banks entered into that certain Revolving Credit Agreement dated as of January 25, 1998
(the "Credit Agreement"); and

     WHEREAS, Storage Trust Guarantor has executed and delivered to the Agent and the Banks that certain Unconditional
Guaranty of Payment and Performance dated as of January 25, 1998
(the "Storage Trust Guaranty"); and

     WHEREAS, Additional Guarantors have executed and delivered to the Agent and the Banks that certain Unconditional Guaranty of Payment and Performance dated as of January 25, 1998 (the "Additional Guarantors Guaranty"; the Storage Trust Guaranty and the Additional Guarantors Guaranty are sometimes hereinafter referred to collectively as the "Guaranty"); and

     WHEREAS, Borrower has requested that Agent and the Banks modify and amend certain terms and provisions of the Credit Agreement and release Storage Trust Investments-Georgia, L.P. ("Storage Trust-Georgia") from its obligations as an Additional Guarantor;

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2. Modification of the Credit Agreement. Borrower, Banks and Agent do hereby modify and amend the Credit Agreement as follows:

          (a) By deleting the words "twenty percent (20%)" appearing in the second (2nd) line of the last paragraph of the definition of the term "Unencumbered Operating

Property" appearing in Section 1.1 of the Credit Agreement, and inserting in lieu thereof the words "twenty-five percent (25%)";

          (b) By deleting the words "twenty percent (20%)" appearing in the first (1st) line of Section 7.14(a)(ii) of the Credit Agreement and inserting in lieu thereof the words "twenty-five percent (25%)";

          (c) By deleting the words "twenty percent (20%)" appearing in the fourth (4th) line of Section 7.19(h) of the Credit Agreement, and inserting in lieu thereof the words
"twenty-five percent (25%)"; and

          (d) By deleting the name "Gordon Burnam" appearing in the first (1st) line of Section 12.1(q) of the Credit Agreement, and inserting in lieu thereof the name "Daniel C. Staton".

     3.   Release of Storage Trust-Georgia.  The Agent and the
Banks hereby release Storage Trust-Georgia from its obligations under the Additional Guarantors Guaranty, and from and after the date hereof, Storage Trust-Georgia shall no longer be an Additional Guarantor. The obligations of the remaining
Guarantors shall not be affected by such release.

     4.   References to Credit Agreement.  All references in the
Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

     5.   Representations and Warranties.  Borrower and
Guarantors represent and warrant to the Banks and Agent as follows:

          (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the charter documents, partnership agreement, declaration of trust or other charter documents or bylaws of, or any agreement or other instrument binding upon any of such Persons or any of its properties, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons.

          (b) Enforceability. The execution and delivery of this Amendment is valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) Approvals. The execution, delivery, and performance of this Amendment and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

     6. Consent of Guarantors. By execution of this Amendment, each Guarantor hereby expressly consents to the modifications and amendments relating to the Credit Agreement as set forth herein and the release of Storage Trust-Georgia, and each Guarantor hereby acknowledges, represents and agrees that the Guaranty remains in full force and effect and constitutes the valid and legally binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of such Guarantor's obligations under the Guaranty.

     7. No Default. By execution hereof, the Borrower and each Guarantor certifies that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

     8. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     9.   Ratification.   Except as hereinabove set forth, all
terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

     10. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

     11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     12. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement and the Guaranty.

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                         BORROWER:

                         STORAGE TRUST PROPERTIES, L.P., a
                         Delaware limited partnership, by its
                         sole general partner

                         By:  Storage Trust Realty, a Maryland
                              real estate investment trust

                              By:
                                  ----------------------------------
                                    Name:
                                 Title:

                                     [SEAL]

                         GUARANTOR:

                         STORAGE TRUST REALTY, a Maryland real
                         estate investment trust

                         By:
                             ------------------------------------
                             Name:
                             Title:


                                         [SEAL]

                         ADDITIONAL GUARANTORS:

                         STORAGE TRUST INVESTMENTS, L.P., a Missouri limited partnership, by its sole general partner

                         By: STR Management Corp., a Missouri corporation


                             By:
                                 -------------------------------------------
                                 Name:
                                       -------------------------------------
                                 Title:
                                        ------------------------------------

                                                 [CORPORATE SEAL]

                         STORAGE TRUST INVESTMENTS - TENNESSEE,
                         L.P., a Tennessee limited partnership, by its sole general partner

                         By: STR Management Corporation of Tennessee,
                             a Tennessee corporation


                             By:
                                 -------------------------------------------
                                 Name:
                                       -------------------------------------

                                 Title:
                                        ------------------------------------

                                                [CORPORATE SEAL]

                         STORAGE TRUST INVESTMENTS - FLORIDA,
                         LIMITED PARTNERSHIP, a Florida limited partnership, by its sole general partner

                         By: STR Management Corporation of Florida, a Florida
                             corporation


                             By:
                                 -------------------------------------------
                                 Name:
                                       -------------------------------------
                                 Title:
                                        ------------------------------------

                                                 [CORPORATE SEAL]

                         STORAGE TRUST INVESTMENTS - KENTUCKY,
                         LTD., a Kentucky limited partnership, by its sole general partner

                         By: STR Management Corporation of Kentucky, a
                             Kentucky corporation


                             By:
                                 -------------------------------------------
                                 Name:
                                       -------------------------------------
                                 Title:
                                        ------------------------------------

                                                [CORPORATE SEAL]

                         STORAGE TRUST INVESTMENTS - KANSAS, L.P., a
                         Kansas limited partnership, by its sole general partner

                         By: STR Management Corp. of Kansas, a
                             Kansas corporation


                             By:
                                 -------------------------------------------
                                 Name:
                                       -------------------------------------
                                 Title:
                                        ------------------------------------

                                               [CORPORATE SEAL]

                         STORAGE T INVESTMENTS - WISCONSIN,
                         LIMITED PARTNERSHIP, a Wisconsin limited partnership, by its sole general partner

                         By: STR Management Corporation of Wisconsin, a
                             Wisconsin corporation


                             By:
                                 -------------------------------------------
                                 Name:
                                       -------------------------------------
                                 Title:
                                        ------------------------------------

                                                 [CORPORATE SEAL]

                         STORAGE T INVESTMENTS - ILLINOIS, L.P., an
                         Illinois limited partnership, by its sole general partner

                         By: STR Management Corporation of
                             Illinois, an Illinois corporation


                             By:
                                 -------------------------------------------
                                 Name:
                                       -------------------------------------
                                 Title:
                                        ------------------------------------

                                                [CORPORATE SEAL]

                          BANKBOSTON, N.A., individually and as Agent


                          By:
                              ----------------------------------------------
                              Jeffrey  L. Warwick, Director


                                          [BANK  SEAL]

                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION


                         By:
                              ----------------------------------------------
                              Title:


                                                [BANK SEAL]